UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2003

Mesa Offshore Trust

(Exact name of Registrant as specified in its charter)

Texas	1-8432	76-6004065
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

JPMorgan Chase Bank, Trustee Institutional Trust Services 700 Lavaca Street Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (512) 479-2562

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Mesa Offshore Trust Press Release dated November 19, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 19, 2003, the Registrant issued a press release announcing Mesa Offshore Trust’s royalty income, income distribution and trust expenses for the month of November 2003.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mesa Offshore Trust

By: JPMorgan Chase Bank, as Trustee

	By:	/s/	Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

Date: November 19, 2003

Exhibit Index

Exhibit Number	Description

99.1	Mesa Offshore Trust Press Release dated November 19, 2003.